Exhibit 99.1

Q2 2006 Earnings Conference Call July 28, 2006

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, and the ability to utilize and/or sell interests in facilities producing such credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; litigation and related appeals and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K, and the 2006 quarterly report on Form 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Form 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by calling 1-800-SEC-0330.

Participants Dave Meador Executive Vice President and Chief Financial Officer Nick Khouri Vice President and Treasurer Peter Oleksiak Corporate Controller

Year-to-Date Summary and Accomplishments Overall solid utility results Non-utility results impacted by potential 2006 tax credit phase out and timing impacts at Energy Trading Synfuels are expected to generate ~$1B in cash from 2006-2009 Reconfirm operating earnings guidance (excluding synfuels) of $2.41-2.66 Performance Excellence Process implementation To date ~350 employees accepted voluntary separation offers We remain on track to generate $50-100M of savings in 2006 for customers and shareholders Utility growth investments $80M of year-to-date environmental expenditures at Detroit Edison, program proceeding as planned Inspected over 170 miles of gas pipeline year-to-date

Year-to-Date Summary and Accomplishments (cont.) Power & Industrial Projects $49M invested year-to-date, targeted ROIC of 8-15% Entered into contract to sell excess coke battery gas Near agreement to purchase power generation and compressed air system at auto manufacturing facility Near agreement to provide pulverized coal to steel facility Entered into purchase power agreement for one of our Michigan peaking plants Expanded operations at Chrysler Toledo North assembly plant Unconventional Gas Production $89M invested year-to-date, targeted ROIC of 15-20% 20 new gross producing Barnett wells in 2006 Year-to-date Barnett production rate increase of 175% Acquired 12,000 additional Barnett acres Fuel Transportation & Marketing $44M invested year-to-date, targeted ROIC of 10-20% Begun construction of 5M ton per year coal terminal in Chicago Added 14 Bcf of working gas storage capacity in Michigan

Q2 2006 Operating Earnings Operating Earnings per Share* Detroit Edison $0.46 Unconventional Gas Production $0.01 Non-Utility ($0.32) Fuel Transportation and Marketing ($0.07) Corporate & Other ($0.10) MichCon** ($0.05) ($0.01) Power and Industrial Projects ($0.26) * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Synfuels ($0.24)

DTE Energy Operating Earnings Q2 2005 vs. Q2 2006 Operating Earnings Variance* ($ millions) 2005 excl synfuel DECO MichCOn PIP UGP FTM Corp & Other Synfuels 40 40 68 61 61 50 50 36 8 7 2 13 7 57 -1 -1 Q2 2005 Operating Earnings Detroit Edison MichCon Power & Industrial Projects (Excl. synfuels) Corporate & Other Unconventional Gas Production Q2 2006 Operating Earnings Fuel Transportation & Marketing ($57) $2 ($13) ($7) ($8) $35 $40 * Reconciliation to GAAP reported earnings included in the appendix ($1) $7 Synfuel Impacts 2005 excl synfuel 23 39 Q2 2005 Operating Earnings (Excl. synfuels) Excluding Synfuels Quarterly Operating Earnings* ($ millions) $23 $39 Q2 2006 Operating Earnings (Excl. synfuels)

Detroit Edison Operating Earnings Q2 2005 vs. Q2 2006 Variance 2005 Residential Rate Cap Choice Weather Other Margin Reg Def 2006 46 46 67 78 78 82 82 21 25 14 11 7 Operating Earnings Variance* ($ millions) Q2 2005 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix $46 Q2 2006 Operating Earnings Increased revenue due to the expiration of residential rate caps on January 1, 2006 Lower choice volumes driven by higher market prices and impacts from the rate restructuring order ~1,000 GWh in Q2 2006 vs. ~2,000 GWh in Q2 2005 Milder year-over-year weather resulted in lower demand Increased industrial load in 2006 Other reflects higher uncollectible expense and interest cost in 2006 Q2 operating results exclude $23M (after-tax) of charges related to the Performance Excellence Process. These amounts are included in reported earnings $81 Weather Residential Rate Cap Choice Impacts Other Margin Other / Taxes ($14) $25 $21 $12 ($9)

MichCon Operating Earnings Q2 2005 vs. Q2 2006 Variance Operating Earnings Variance* ($ millions) Continued warmer weather Impacts of conservation offset by benefits from storage and transportation Q2 loss typical of natural gas LDC seasonality Q2 results exclude $2M (after-tax) of charges related to the Performance Excellence Process 2005 Gas Markets Other 2006 -2 -2 -7 -9 -5 -2 ($2) Other Weather / Conservation ($5) ($3) ($10) Q2 2005 Operating Earnings Q2 2006 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix

Non-Utility Operating Earnings Q2 2005 vs. Q2 2006 Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Power & Industrial Projects Incremental contribution from Barnett production Unconventional Gas Production Improved gas storage margins +$4M Timing-related loss impacts at Energy Trading ($14M) Fuel Transportation & Marketing Primarily 2006 phase out of Biomass tax credits Synfuels - see next slide for additional details Synfuels

Q2 2006 Synfuel Earnings ($ millions, after-tax) Power & Industrial Projects: Synfuel Q2 2005 vs. Q2 2006 Variance Production was halted on May 12, 2006, resulting in significantly less year-over- year production Booked an after-tax asset impairment of $6M Given the relatively high oil prices and the lack of certainty around the ultimate value of the tax credits in 2006 & 2007, we have reserved a significant portion of synfuel-related receivables and gains Note: Additional details are included in the appendix * Reconciliation to GAAP reported earnings included in the appendix

Unconventional Gas Production: Progress Continues in Barnett Net Production Rate (mmcf/day) 0 11 Gross Producing Wells 5 85 6/30/06 1/1/05 Reserves (Bcfe) Probable Reserves Proven Reserves 8 16 120 59 179 8 12/31/2005 1/1/2005 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 49 49 72 16 88 12/31/05 1/1/05 Barnett Shale Operating Metrics 65 12/31/05 6/30/06 1/1/05 12/31/05 4 62 14 6/30/06 76 Production has increased substantially in 2006 Current production of ~11 mmcfd, 175% higher than year-end 2005 Approximately 10 mmcfd awaiting pipeline connections, which are expected to come on line in August Through Q2 we entered into a series of cash flow hedges for 5.6 Bcf of gas production through 2010 at ~$8/Mcf (at Ft. Worth Basin) Progress being made on proving southern acreage To date we have drilled 6 wells in 3 distinct areas of the southern acreage and all wells have been gas productive First production was established in Hill County and 7-9 development wells are planned for drilling in 2006 First Bosque County well will go to sales in Q3 Currently have one test well drilling in new area and 1-2 additional new area wells planned in 2006

Year-to-Date Cash Flow and Capital Expenditures ($ millions) * Accounted for as 'investing activity' on statement of cash flows YTD 6/30/2005 DTE Energy Cash Flow ($ millions) DTE Energy Capital Expenditures YTD 6/30/2006 YTD 6/30/2005 YTD 6/30/2006

Balance Sheet Metrics DTE Energy Funds from Operations/Debt 18.8 21.6 23 DTE Energy Leverage* Q2 2006 * Excludes securitization debt and MichCon short term borrowings 18.8% Q2 2005 21.6% 52.2 52.9 23 Q2 2006 52.2% Q2 2005 52.9%

2006 2007 2008 2009 Total AMT 400 400 600 970 580 Hedge 200 370 30 260 Production 160 Synfuels Expected to Produce ~$1B in Cash by Year End 2009 Even with No Future Production Expected Synfuel Cash Flow Assuming No Future Production 2006-2009 ($ millions) ~$400 2006E 2007E 2008E 2009E ~$200 ~$370 ~$30 ~$1,000 Total Tax Benefits Oil Hedge Proceeds Partner Payments Approximately $1B of cash from synfuels between 2006- 2009, regardless of oil prices This is equal to an NPV per share of $5.00 at an 8% discount rate Upside of approximately $200-300M if oil prices decline or legislation passes We will continue to manage cash and capital within balance sheet targets

2006 Guidance DTE Energy Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix, guidance for individual segments may differ from the ranges shown in DTE Energy's previous guidance issued April 6, 2006 Operating earnings guidance, excluding synfuels, remains unchanged and represents a significant improvement over 2005 actuals on a comparable basis Guidance excludes charges associated with the Performance Excellence Process 304 425 45 $304 $425-470 2005 Actuals - excluding synfuels** 2006 Guidance - excluding synfuels EPS $1.72 $2.41-2.66 ** 2005 synfuel operating earnings were $273M or $1.54 per diluted share

Key Earnings Drivers for Remainder of 2006 Local economic conditions Summer load for Detroit Edison Weather and conservation impacts at MichCon Performance Excellence Process Utilities Restructuring Biomass projects Possible restart of synfuel projects - due to oil prices or legislation Power & Industrial Projects Natural gas prices and production volumes Unconventional Gas Production Capturing higher storage margins Realization of economic profits at Energy Trading Fuel Transportation & Marketing

Looking Ahead at 2006 $200-250M of planned environmental investments at Detroit Edison in 2006 $15-20M of planned pipeline integrity investments at MichCon in 2006 Moving forward with additional 17 Bcf of regulated gas storage capacity Continued Utility Growth Investments Remain on track to achieve $50-100M of savings to shareholders and customers in 2006 This sets the stage for an expected savings of $200-250M of savings in 2007 before cost to achieve Performance Excellence Process Implementation

Looking Ahead at the Remainder of 2006 (cont.) Potential development of a pulverized coal facility Restructuring our Biomass business to compensate for the potential loss of tax credits Power & Industrial Projects In position to meet our goal of drilling 55+ additional Barnett wells in 2006 On target to reach year-end Barnett production goal of 4.1Bcf Continue to prove out southern Barnett acreage Unconventional Gas Production Continued development of Vector pipeline expansion and Millennium pipeline construction Evaluating the acquisition of additional storage and transportation assets Fuel Transportation & Marketing

DTE Energy's Investment Thesis DTE Energy plans to create significant value for shareholders over the next five years The utilities are positioned to grow earnings 6% per year while driving a customer focused investment program Our three non-utility businesses have opportunities to grow earnings and increase cash flow The balance sheet is stable and we have sufficient flexibility to execute our plan The dividend yield is attractive, and as the payout ratio decreases, we are open to considering a dividend increase

For More Information DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

DTE Energy's Utility Growth Strategy 2006 to 2010 cleaner air significant emissions reduction 1st quartile performance customer satisfaction, operations and safety + actions results 6% potential annual earnings growth reasonable rates mitigate impact on customer rates customer-focused investment program Performance Excellence Process

Performance Excellence Process Will Benefit Customers and Shareholders 2006E 2007E 2008E 2009E 2010E O&M Savings 44 153 218 218 218 Capital Savings 20 25 32 32 32 PSCR Savings 25 45 50 50 50 Potential Benefits of Performance Excellence Process ($ millions, pre-tax) $50-100 $200-250 $250-350 $250-350 $250-350 Cost to achieve savings $200-250 Goal is to achieve 1st quartile performance in all areas Performance Excellence Process Goals Reduced Costs Increased Productivity Improved Customer Satisfaction

2005A 2006E 2007E 2008E 2009E 2010E Base Utility Earnings 345 383 361 297 250 199 PEP Savings 27 97 138 138 138 MichCon Rate Increase 15 36 43 62 Deco Rate Increase 70 125 Performance Excellence Process Creates Headroom for Utility Investment Illustrative Profile of Utility Operating Earnings Growth* ($ millions) ~$525 Detroit Edison rate increase Base utility earnings Performance Excellence Process savings MichCon rate increase Investments are translated into rate base through standard rate cases

Solid Historic Returns and Consistent Earnings Growth Total Non-Utility Return on Invested Capital 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 7 13 14 15 15 21 20 18 18 17 1 15% 21% 20% 18% 18% Our disciplined and consistent approach to non- utility investments has produced very solid returns in excess of traditional utility returns 15% 14% 13% 7% 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 16 46 84 88 176 229 262 255 286 325 20 Our non-utility investments have made a significant contribution to earnings over the past 10 years Total Non-Utility Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix

2005 2006E 2007E 2008E PIP 81 150 150 150 FTM 28 140 85 100 UGP 144 130 175 125 We're Investing in Non-Utility Growth, Bringing Scale and Visibility to Each Segment $262 $350-490 Unconventional Gas Production Power & Industrial Projects Fuel Transportation & Marketing $280-470 Potential Non-Utility Investment Areas of Expected Future Capital Investment Excludes synfuels, waste coal, power generation and Energy Trading ($ millions) $320-500 $100-150 $80-120 $100-200 $100-200 $100-200 $130-150 $70-100 $150-200 $120-140 $144 $36 $82 Non-Utility ROIC Targets 8-15% 10-20% 15-20%

Increasing Investment in our Businesses 2006 Estimated Capital Expenditures ($ millions) * Includes maintenance and growth expenditures 2006 Estimated Cash Flow ($ millions)

2006 Synfuel Earnings * Reconciliation to GAAP reported earnings included in this appendix ($ millions, after-tax)*

Reconciliation of Synfuel Reported Earnings to Operating Earnings ($ millions, after-tax) Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Non-Utility Earnings Variance Operating Earnings* ($ millions) NOTE: Reconciliation to GAAP reported earnings included in this appendix

Recognition of Synfuel Earnings: Payments Received from Buyers Accounting principles for gain recognition of our synfuel sales proceeds are conservative Sale proceeds cannot be recognized until there is evidence they have become determinable and collectability has been reasonably assured It is likely that the reference price for oil will reach the threshold at which synfuel-related tax credits begin to phase out The certainty requirement for recognition of sale proceeds is very high. More than a remote probability of phase out leads to not recognizing some portion of sales proceeds for the quarter

Barnett Map Clay Zones of DTE Acreage 23,000 ac. 3,000 ac. 19,000 ac. 11,000 ac. 6,400 ac. 4,000 ac. 8,500 ac. 3,100 ac. 52,000 ac. Core area Southern Expansion Area Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area

Reconciliation of Q2 2006 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q2 2006 Reported Earnings per Share to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q2 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Year-to-Date 2006 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Year-to-Date 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliations

Reconciliations In this presentation, DTE Energy provides 2006 guidance for operating earnings, non-utility operating earnings and non-utility operating earnings in areas of expected future capital investment. It is likely that certain items that impact the company's 2006 reported results will be excluded from operating results. A reconciliation to the comparable 2006 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items such as 2007 oil hedging costs, Performance Excellence Process restructuring charges and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 2006 Reported Earnings to Operating Earnings Throughout this presentation there are references to operating earnings, operating earnings in areas of expected future investment and illustrative profile of operating earnings for the years 2007 to 2010. These are not meant to constitute guidance, but rather are indicative of the long-term trends management currently expects from the business. It is likely that certain items that impact the company's reported results for those periods will be excluded from operating results. A reconciliation to the comparable reported earnings/net income amounts is not provided because it is not possible to provide a reliable forecast of specific line items such as oil hedging costs, Performance Excellence Process restructuring charges, impairments, and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Forward Looking Projections: 2007-2010